                                  EXHIBIT 23

                        Consent of Arthur Andersen LLP

                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated April 19, 2000, included in or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 33-00067, 33-40610, 33-41310, 33-57648, 33-81064,
333-15679, 333-15677, 333-33885, 333-33897 and 333-88387).


                                       /s/  ARTHUR ANDERSEN LLP

                                            ARTHUR ANDERSEN LLP


Chicago, Illinois
May 24, 2000

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